Filed pursuant to Rule 497

File No. 333-196096

NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 4 dated February 3, 2015

to

Prospectus dated October 14, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 14, 2014 (as amended, supplemented and modified to date, the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this prospectus supplement, capitalized terms used in this prospectus supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Status of Our Continuous Public Offering

On January 30, 2015, NexPoint Advisors, L.P. purchased 336,956.522 shares of our common stock in our public offering. NexPoint Advisors purchased the shares of our common stock at a price of $9.20 per share, which reflects the public offering price of $10.00 per share less selling commissions and dealer manager fees, for an aggregate price of $3.1 million.

Control Persons and Principal Stockholders

This supplement supplements and amends the section of the Prospectus entitled “Control Persons and Principal Stockholders” beginning on page 103 of the Prospectus by replacing the first paragraph and table thereof with the following:

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth certain ownership information with respect to our common stock, as of February 3, 2015, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership	Shares owned	Percentage of our outstanding shares as of February 3, 2015(2)	Percentage (assuming maximum amount of this offering is purchased)(3)
NexPoint Advisors, L.P. (4)	Record / Beneficial	1,724,891.208	99.96%	1.14%
James Dondero (5)	Beneficial	1,724,891.208	99.96%	1.14%
All officers and directors as a group (9 persons)	Beneficial	1,724,891.208	99.96%	1.14%

(1)	The address for NexPoint Advisors and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Based on 1,725,546.208 shares outstanding on February 3, 2015.
(3)	Based on the issuance of 150,000,000 shares offered by this prospectus.
(4)	Includes shares purchased in private placements on September 2, 2014 and October 8, 2014, shares purchased pursuant to the public offering on November 14, 2014 and January 30, 2015, and shares acquired pursuant to the Company’s distribution reinvestment plan. Certain of the shares included in this figure were initially sold to an affiliate of NexPoint Advisors, L.P. in a private placement, but were subsequently repurchased and privately placed with NexPoint Advisors, L.P.
(5)	Mr. Dondero controls NexPoint Advisors GP, LLC, which is the general partner of NexPoint Advisors. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over the shares of our common stock directly owned by NexPoint Advisors.